UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): May 27, 2022

HCI GROUP, INC.

(Exact name of registrant as specified in its charter)

Florida	01-34126	20-5961396
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

3802 Coconut Palm Drive Tampa, Florida 33619
(Address of Principal Executive Offices)

Registrant’s telephone number, including area code:

(813) 405-3600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrants under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	HCI	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.02 Unregistered Sales of Equity Securities.

As previously reported on May 3, 2022, HCI Group, Inc. (the “Company”) issued and sold $150 million aggregate principal amount of the Company’s 4.75% convertible senior notes due 2042 (the “Notes”) in a private placement to qualified, institutional buyers pursuant to Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”). The Company also granted the purchasers an option to purchase up to an additional $22.5 million aggregate principal amount of the Notes on the same terms and conditions. On May 25, 2022, the purchasers elected to exercise such option with respect to an additional $22.5 million aggregate principal amount of the Notes (the “Option Notes”). The Option Notes were issued on May 27, 2022.

The Company offered and sold the Option Notes to the purchasers in reliance on the exemption from registration provided by Section 4(a)(2) of the Securities Act in transactions not involving any public offering, and for resale by the purchasers to qualified institutional buyers pursuant to the exemption from registration provided by Rule 144A under the Securities Act. The Company relied on these exemptions from registration based in part on representations made by the purchasers. The offer and sale of the Option Notes and the shares of the Company’s common stock issuable upon conversion of the Option Notes, if any, have not been registered under the Securities Act, and the Option Notes and any such shares may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements. The Company expects any shares of common stock issued upon conversion of the Option Notes to be issued pursuant to the exemption provided by Section 3(a)(9) of the Securities Act. A maximum of 349,215 shares of common stock are issuable upon conversion of the Option Notes, based on the initial maximum conversion rate of 15.5207 shares per $1,000 principal amount of Notes, subject to customary anti-dilution adjustments.

The information set forth in Item 1.01 included in the Company’s Current Report on Form 8-K, filed on May 23, 2022, is incorporated into this Item 3.02 by reference.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated: May 27, 2022.

HCI GROUP, INC.

BY:	/s/ Andrew L. Graham
Name: Andrew L. Graham Title: General Counsel

A signed original of this Form 8-K has been provided to HCI Group, Inc. and will be retained by HCI Group, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.